UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2021

Convey Holding Parent, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001–40506	84-2099378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 3rd Avenue, 26th Floor, Fort Lauderdale, Florida 33394
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 559-9358

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CNVY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K of Convey Holding Parent, Inc. (the “Company”), dated June 28, 2021 (the “Original Filing”), is being filed to disclose certain terms of Mr. Aggarwal’s consulting agreement with HealthScape Advisors, LLC (“HealthScape”) in connection with his resignation from his role as Managing Partner, HealthScape Advisors & Executive Vice President (his “Resignation”), the terms of which were not yet finalized as of the Original Filing.

Item 5.02 (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2021, Arjun Aggarwal, Managing Partner, HealthScape Advisors & Executive Vice President and a named executive officer of the Company, informed the Company of his intention to move into an advisory role for the Company and tendered his Resignation. Mr. Aggarwal’s last day as Managing Partner, HealthScape Advisors & Executive Vice President was July 7, 2021.

HealthScape entered into a consulting agreement with Mr. Aggarwal, effective August 2, 2021 (the “Consulting Agreement”) pursuant to which Mr. Aggarwal will provide services to HealthScape as an advisor until August 1, 2022, subject to extension as mutually agreed in writing by both parties.  As consideration for his duties under the Consulting Agreement, Mr. Aggarwal was awarded vested stock units valued at $75,000 in the aggregate and vested options to purchase shares of Company common stock with an aggregate financial accounting grant date value of $75,000.  Additionally, the Consulting Agreement contains customary restrictive covenants, including confidential information, noncompetition, nonsolicitation and mutual non-disparagement provisions.  As a result of his termination of employment, Mr. Aggarwal forfeited options to purchase 111,607 shares of Company common stock and 44,643 shares of restricted stock units in the Company, which were granted in connection with the Company’s initial public offering, as well as options to purchase shares of Company common stock that were granted to him on March 2, 2020, to the extent such options were unvested upon such termination.

The foregoing description of the terms of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreement, which is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement by and between Arjun Aggarwal and HealthScape Advisors, LLC, effective as of August 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVEY HOLDING PARENT, INC.

Date: August 6, 2021

	By:	/s/ Timothy Fairbanks
		Name:	Timothy Fairbanks
		Title:	Chief Financial Officer & Executive Vice President